UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __) ☑ Filed by the Registrant ☐ Filed by a Party other than the Registrant Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2)) ☐ Definitive Proxy Statement ☑ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12 US FOODS HOLDING CORP. (Name of the Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply): ☑ No fee required. ☐ Fee paid previously with preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V89219-P40943 *Please check the meeting materials for any special requirements for meeting attendance. US FOODS HOLDING CORP. 9399 WEST HIGGINS ROAD SUITE 100 ROSEMONT, IL 60018 US FOODS HOLDING CORP. 2026 Annual Meeting Vote by May 13, 2026 11:59 PM ET You invested in US FOODS HOLDING CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 14, 2026. Vote Virtually at the Meeting* May 14, 2026 8:00 AM (CDT) Virtually at: www.virtualshareholdermeeting.com/USFD2026 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V89220-P40943 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Cheryl A. Bachelder For 1b. David W. Bullock For 1c. David E. Flitman For 1d. Marla C. Gottschalk For 1e. Carl Andrew Pforzheimer For 1f. Quentin Roach For 1g. David M. Tehle For 1h. Ann E. Ziegler For 2. Advisory approval of the compensation paid to our named executive officers, as disclosed in the Proxy Statement. For 3. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026. For 4. Approve an amendment to our certificate of incorporation to provide stockholders the right to call a special meeting at a 25% ownership threshold. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.